SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 7, 1997



                                Mar Ventures Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-20879                   95-4580642
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(State or other jurisdiction       (Commission File            (IRS Employer
 of incorporation)                  Number)                  Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
                                                            -------------

          17337 Ventura Boulevard, Suite 224, Encino, California 91316
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         (Former name or former address, if changed since last report)

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated August 7, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ---------------------------------
         (c) Exhibits.
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                                  Exhibit Index
                                  -------------
Exhibit
Number            Description
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99.1              Press release dated August 7, 1997.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 8, 1997                             MAR VENTURES INC.



                                                   By: /s/  D. Scott Singdahlsen
                                                      --------------------------
                                                       D. Scott Singdahlsen
                                                       President

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